Statement of Additional Information (SAI) Supplement American Century ETF Trust
Supplement dated June 11, 2025 ■ Statement of Additional Information dated January 1, 2025

At a special meeting of shareholders held on June 10, 2025, shareholders approved the change in designation under the Investment Company Act of 1940 for American Century Focused Dynamic Growth ETF (the “Fund”) from diversified to non-diversified.
The change will be effective June 11, 2025.

The following replaces the sixth paragraph under Fund Investment Guidelines on page 3.
American Century Focused Large Cap Value ETF and American Century Large Cap Equity ETF are diversified as defined in the Investment Company Act of 1940 (Investment Company Act). Diversified means that, with respect to 75% of its total assets, a fund will not invest more than 5% of its total assets in the securities of a single issuer or own more than 10% of the outstanding voting securities of a single issuer (other than the U.S. government and securities of other investment companies). American Century Focused Dynamic Growth ETF, American Century Mid Cap Growth Impact ETF and American Century Large Cap Growth ETF are nondiversified. Nondiversified means that a fund may invest a greater percentage of its assets in a smaller number of securities than a diversified fund.

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